SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 02549

                               ------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  July 10, 1999


                             RED ROOF INNS, INC.
   ------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


           Delaware                    1-14058              31-1393666
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   (State or Other Jurisdiction      (Commission          (IRS Employer
       of Incorporation)             File Number)    Identification Number)


     4355 Davidson Road, Hilliard, Ohio                         43026
   ------------------------------------------------------------------------
   (Address of principal executive offices)                   (Zip Code)


    Registrant's Telephone number, including area code     (614) 876-3200


 Item 5.   Other Items.

      Filed hereto as Exhibit 99.1 is a joint press release issued on July 12, 1999 by Red Roof Inns, Inc. ("Red Roof") and Accor S.A. ("Accor") announcing Accor's intention to launch a cash tender offer for all of the issued and outstanding shares of common stock of Red Roof at a price of $22.75 per share.

      The foregoing is a summary only and is qualified in its entirety by reference to the complete text of the Joint Press Release which is filed as
 Exhibit 99.1 hereto.

 Item 7.   Financial Statements, Pro Forma Financial Information and
           Exhibits

      (c)  Exhibits

      (99.1) Joint Press Release of Red Roof Inns, Inc. and Accor S.A., dated July 12, 1999



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RED ROOF INNS, INC..


 Dated: July 14, 1999               By:  /s/ David L. Rea
                                       ----------------------------------
                                       Name:  David L. Rea
                                       Title: Executive Vice President,
                                              Chief Financial Officer and
                                              Treasurer



                             Index to Exhibits


 Exhibit
 Number                        Exhibit
 -------                       -------
 (99.1) Joint Press Release of Red Roof Inns, Inc. and Accor S.A., dated July 12, 1999